THE GABELLI ASSET FUND

Supplement dated July 1, 2024

To

Summary Prospectus dated April 29, 2024

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 29, 2024, of The Gabelli Asset Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Addition of Portfolio Managers

Effective July 1, 2024, each of Mr. Hendi Susanto, Mr. Alec Boccanfuso and Mr. Simon Wong have been added to the portfolio management team for the Fund. To reflect these changes, the following paragraph replaces the disclosure in the section entitled “Management – The Portfolio Managers”:

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on January 22, 1986. Mr. Kevin V. Dreyer, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since September 1, 2009. Mr. Christopher Marangi, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since December 1, 2010. Mr. Jeffrey J. Jonas, CFA, a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since October 1, 2012. Mr. Brian C. Sponheimer, Senior Vice President of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since July 1, 2019. Ms. Sarah Donnelly and Ms. Melody Bryant, portfolio managers of the Adviser, have served as portfolio managers of the Fund since January 1, 2020. Mr. Ashish Sinha, portfolio manager of the Adviser and Assistant Vice President of GAMCO Asset Management (UK) Limited, has served as a portfolio manager of the Fund since February 1, 2023. Mr. Hendi Susanto, Mr. Alec Boccanfuso and Mr. Simon Wong, portfolio managers of the Adviser, have served as portfolio managers of the Fund since July 1, 2024.

Please refer to the Fund’s statutory prospectus for additional information about the Fund’s portfolio management team.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE